SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 20, 2014

SERIES	CLASS
Non-Money Market Funds
JPMorgan Access Balanced Fund	A, C, Select, Institutional
JPMorgan Access Growth Fund	A, C, Select, Institutional
JPMorgan Alternative Strategies Fund	A, C, Select, R5
JPMorgan Asia Pacific Fund (name change from JPMorgan Asia Pacific Focus Fund effective 6/28/12)	A, C, Select
JPMorgan California Tax Free Bond Fund	A, C, Select, Institutional
JPMorgan China Region Fund	A, C, Select
JPMorgan Commodities Strategy Fund	A, C, Select, R6
JPMorgan Corporate Bond Fund	A, C, Select, R6
JPMorgan Current Income Fund	Select, Institutional
JPMorgan Disciplined Equity Fund	A, Select, Institutional, R6 (formerly Ultra Shares until 11/30/10)
JPMorgan Diversified Fund	A, B, C, Select, Institutional
JPMorgan Diversified Real Return Fund	A, C, Select, R2, R5
JPMorgan Dynamic Growth Fund	A, C, Select, R5
JPMorgan Dynamic Income Fund	A, C, Select, R6
JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select
JPMorgan Emerging Economies Fund	A, C, Select, R5
JPMorgan Emerging Markets Corporate Debt Fund	A, C, Select, R6
JPMorgan Emerging Markets Debt Fund	A, C, Select, R5, R6
JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional
JPMorgan Emerging Markets Equity Income Fund	A, C, Select, R5, R6
JPMorgan Emerging Markets Local Currency Debt Fund	A, C, Select, R2, R5, R6

SERIES	CLASS
JPMorgan Equity Focus Fund	A, C, Select
JPMorgan Equity Low Volatility Income Fund	A, C, Select, R2, R5, R6
JPMorgan Europe Research Enhanced Equity Fund	A, C, Select
JPMorgan Floating Rate Income Fund	A, C, Select, R6
JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, Select, R2
JPMorgan Global Bond Opportunities Fund	A, C, Select, R6
JPMorgan Global Equity Income Fund	A, C, Select, R2, R5
JPMorgan Global Natural Resources Fund	A, C, Select, R2, R5, R6
JPMorgan Global Research Enhanced Index Fund	A, C, Select, R2
JPMorgan Global Unconstrained Equity Fund	A, C, Select, R2, R5, R6
JPMorgan Growth and Income Fund	A, B, C, Select
JPMorgan Hedged Equity Fund	A, C, Select, R5, R6
JPMorgan Income Fund	A, C, Select, R6
JPMorgan Income Builder Fund	A, C, Select
JPMorgan Inflation Managed Bond Fund	A, C, Select, R2, R5, R6
JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional
JPMorgan International Currency Income Fund	A, C, Select
JPMorgan International Equity Fund	A, B, C, Select, R2, R5, R6
JPMorgan International Opportunities Fund	A, B, C, Select, Institutional, R6
JPMorgan International Unconstrained Equity Fund	A, C, Select, R2, R5, R6
JPMorgan International Value Fund	A, B, C, Select, Institutional, R2, R6
JPMorgan International Value SMA Fund	(No Class Designation)
JPMorgan Intrepid America Fund	A, C, Select, R2, R5
JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional, R2

SERIES	CLASS
JPMorgan Intrepid Advantage Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13)	A, C, Select
JPMorgan Intrepid European Fund	A, B, C, Select, Institutional
JPMorgan Intrepid Growth Fund	A, C, Select, R2, R5
JPMorgan Intrepid Value Fund	A, C, Select, R2, R5, R6
JPMorgan Latin America Fund	A, C, Select
JPMorgan Managed Income Fund	Select, Institutional
JPMorgan Market Neutral Fund (name change from Highbridge Statistical Market Neutral Fund effective 12/6/13)	A, C, Select
JPMorgan Mid Cap Equity Fund	A, C, Select
JPMorgan Multi-Cap Long/Short Fund	A, C, Select
JPMorgan Multi-Sector Income Fund (to be renamed JPMorgan Unconstrained Debt Fund on or about 10/20/14)	A, C, Select, R2, R5, R6
JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional
JPMorgan Opportunistic Equity Long/Short Fund	A, C, Select, R2, R5, R6
JPMorgan Real Return Fund	A, C, Select, Institutional
JPMorgan Research Equity Long/Short Fund	A, C, Select, R5
JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, B, C, Select, Institutional
JPMorgan Short Duration High Yield Fund	A, C, Select, R6
JPMorgan Small Cap Core Fund	Select
JPMorgan Small Cap Equity Fund	A, B, C, Select, R2, R5
JPMorgan SmartAllocation Equity Fund	A, C, Select, R2, R5, R6
JPMorgan SmartAllocation Income Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional, R2

SERIES	CLASS
JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2055 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement Blend Income Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2015 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2020 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2025 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2030 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2035 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2040 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2045 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2050 Fund	A, C, Select, R2, R5, R6
JPMorgan SmartRetirement Blend 2055 Fund	A, C, Select, R2, R5, R6
JPMorgan Strategic Income Opportunities Fund	A, C, Select, R5
JPMorgan Strategic Preservation Fund (to be liquidated on or about 9/29/14)	A, C, Select, R5
JPMorgan Systematic Alpha Fund (name change from JPMorgan Diversified Risk Fund effective 5/14/14)	A, C, Select, R6
JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10)	Institutional, A, C, Select
JPMorgan Tax Aware High Income Fund	A, C, Select
JPMorgan Tax Aware Income Opportunities Fund	A, C, Select
JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional, R6
JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)
JPMorgan Total Emerging Markets Fund	A, C, Select, R2, R5, R6
JPMorgan Total Return Fund	A, C, Select, R5, R2, R6

SERIES	CLASS
JPMorgan U.S. Dynamic Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07) (name change from JPMorgan Intrepid Plus Fund effective 5/3/10)	A, C, Select
JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R2, R5, R6
JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R2, R5
JPMorgan U.S. Research Equity Plus Fund	A, C, Select, R2, R5, R6
JPMorgan U.S. Small Company Fund	A, C, Select, Institutional, R2, R6
JPMorgan Value Advantage Fund	A, C, Select, Institutional
Security Capital U.S. Core Real Estate Securities Fund	A, C, Select, R2, R5, R6

Money Market Funds
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service
JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE, Service
JPMorgan Current Yield Money Market Fund	Capital, Institutional
JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve
JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE, Service
JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Cash Management, Investor, Service, Direct, Eagle, IM
JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Direct, Eagle